EXHIBIT 21
                  SUBSIDIARIES OF THE REGISTRANT


Cellular Long Distance Company          (California Corporation)
Cellular Long Distance Company          (Texas Corporation)
Cellular Systems, Inc.                  (New York Corporation)
Cellular Telephone Company              (New York General
                                              Partnership)
Cellular Telephone Company
     Equipment Sales, Inc.              (New Jersey Corporation)
LC Acquisition Corporation              (Delaware Corporation)
LCH Holdings, Inc.                      (Delaware Corporation)
LCH Communications, Inc.                (Delaware Corporation)
LCN Holdings, Inc.                      (Delaware Corporation)
LIN Cellular Communications
     Corporation                        (California Corporation)
LIN Cellular Communications
     Corporation                        (Delaware Corporation)
LIN Cellular Communications
     Corporation                        (New York Corporation)
LIN Cellular Communications
     Corporation                        (Texas Corporation)
LIN Cellular Holdings, Inc.             (New York Corporation)
LIN Cellular of Houston, Inc.           (Texas Corporation)
LIN Cellular Network, Inc.              (Delaware Corporation)
LIN Holdings, Inc.                      (Delaware Corporation)
LIN Long Distance (Texas), Inc.         (Texas Corporation)
LIN Michigan Broadcasting Corporation   (Michigan Corporation
MDS Holdings, Inc.                      (Washington Corporation)
Satellite Communications Investments
     Corporation                        (Delaware Corporation)
Litchfield Acquisition Corporation      (Delaware Corporation)
Metrocel Long Distance Company          (Texas General
                                           Partnership)
Metroplex Telephone Company             (Texas General
                                           Partnership)
Satellite Mobile Telephone Company      (Limited Partnership)
Southern California Cellular
     Consulting, Inc.                   (California Corporation)
Transit Communications, Inc.            (California Corporation)